Exhibit 99.1

Healthcare Trust, Inc. Publicly Registered Non - Traded Real Estate Investment Trust Investor Presentation March 2017

Important Information Risk Factors Investing in our common stock involves a high degree of risk. See the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements. You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases. Please review the end of this presentation and the fund’s most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements. A MERICAN R EALTY C APITAL – R ETAIL C ENTERS OF A MERICA , I NC . 2

• As part of its strategic review in 2016, which concluded on October 6, 2016, the Board of Healthcare Trust, Inc. (“HTI” or the “Company”) determined that the best path forward was to continue to execute on HTI’s business strategy of acquiring and managing quality healthcare assets • HTI has built a quality national portfolio of healthcare assets, but currently lacks scale relative to most public healthcare REITs • HTI will seek to grow the portfolio and increase leverage, focusing on the medical office and seniors housing sectors • Current portfolio leverage of HTI stands at 28% debt to total assets (1) , which is well below target leverage set forth in the prospectus • HTI believes that additional assets will help the company generate additional NOI and MFFO to increase distribution coverage A MERICAN R EALTY C APITAL – R ETAIL C ENTERS OF A MERICA , I NC . Overview 3 Additional acquisitions and leverage will bring HTI’s portfolio in line with publicly traded peers and better position the Company for a future liquidity event (1) As of 9/30/16. Debt includes the gross payable balance for mortgage notes and the credit facility. Debt excludes mortgage pre miu ms and discounts.

4 Following the completion of its strategic review, the Company has previously announced two key initiatives designed to grow earnings and increase portfolio size as well as better position the fund for a liquidity event: • Deployment of additional capital into high quality healthcare assets • As of September 30, 2016, HTI owned 163 properties for a total of $2.3 billion in real estate investments (1) • HTI believes the current healthcare real estate market remains attractive, offering attractive spreads between acquisition cap rates and borrowing cost • HTI will continue to focus on acquiring medical office and seniors housing properties • Access to additional debt sources • This plan is expected to increase leverage from 28% (2) to roughly 40% (3) on a debt to total asset basis, in line with publicly traded healthcare REITs • Higher portfolio leverage will provide flexibility to pursue additional investment opportunities HTI Strategy (1) Based on cost. (2) As of 9/30/16. Debt includes the gross payable balance for mortgage notes and the credit facility. Debt excludes mortgage pre miu ms and discounts . (3) This is an estimate based on forward looking projections. There is no guarantee that such results will be achieved.

Share Repurchase Program and Distribution Policy Update 5 In order to execute on its business plan, HTI’s Board of Directors provided the following update on the Share Repurchase Program and amended the distribution policy: • Share Repurchase Program (“SRP”) • Due to the strategic review in 2016, the Board delayed redemptions in 2016 and as a result redemptions for the full year will be paid out on or before March 15, 2017 • Per the approval of HTI’s Board, redemptions for 2016 will be equal to 1.5% of weighted average shares outstanding in 2015, representing less than all redemption requests but honoring all death and disability requests • As previously announced, the SRP for 2017 and future periods will be considered on a semi - annual basis and will remain subject to board review and amendment • Distribution Policy • E ffective April 1, 2017, HTI will change its annual distribution per share from $1.70 (1) to $1.45 (2) • HTI will continue to pay distributions on a monthly basis • Current Dividend Reinvestment Program (“DRIP”) participants need take no action, as distributions will continue to be invested in additional stock of the Company The Board’s actions are expected to generate meaningful conservation of cash in order to execute on the HTI’s business plan (1) $1.70 per share represents a 6.8% distribution yield based on public offering price of $25.00 per share and a 7.6% yield based on the NAV per share as of 12/31/2015 of $22.27. (2) $1.45 per share represents a 5.8% distribution yield based on public offering price of $25.00 per share and a 6.5% yield base d on the NAV per share as of 12/31/2015 of $22.27.

Peer Comparison – Distribution Yield 6 Source: SNL Distribution yields for publicly traded companies are based on share prices as of 3/3/2017 (1) Griffin - American Healthcare Trust III is a non - traded REIT and is not publicly traded. Yield based on public offering price of $10. (2) CNL Healthcare Properties is a non - traded REIT and is not publicly traded. Yield based on public offering price of $10.58. (3) Based on HTI’s public offering price of $25.00 . Amended distribution per share results in a yield of 6.5% based on the NAV per share as of 12/31/2015 of $22.27 . HTI’s amended distribution policy aligns it with its peers and affords it additional opportunities to expand its portfolio Amended distribution yield of 5.8% (3) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% CCP SNH OHI MPW SBRA Griffin III HTI NHI HCN VTR LTC HCP DOC CNL HTA HR (1)

7 Peer Comparison - Enterprise Value and Leverage By growing portfolio size and increasing leverage, HTI will be more closely aligned with publicly traded healthcare REITs and be better positioned for a future liquidity event All public company data from SNL as of 3/3/2017 (1) CNL Healthcare Properties is a non - traded REIT and is not publicly traded. Net debt based on 9/30/2016 balance sheet. Enterprise value based on 9/30/2016 balance sheet, NAV of $9.75 and shares outstan din g as of 10/31/2016. (2) Griffin - American Healthcare REIT III is a non - traded REIT and is not publicly traded. Net debt based on 9/30/2016 balance sheet. Enterprise value based on 9/30/2016 balance sheet, NAV of $ 9.01 and shares outstanding as of 11/11/2016 . (3) HTI net debt based on 9/30/2016 balance sheet. Enterprise value based on 9/30/2016 balance sheet, NAV per share of $22.27 det erm ined as of 12/31/2015, and shares outstanding as of 10/31/2016. – 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Net Debt to Enterprise Value – $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Enterprise Value ($ in millions )

Company and Shareholder Benefits 8 Shareholder Benefits Company Benefits x Protects long - term shareholders by preserving cash that can be used to acquire additional assets to grow earnings and portfolio size x Expected to advance the long - term objective of providing a liquidity event for shareholders x Expected to increase distribution coverage x Continue to receive a distribution yield of 5.8% (1) , in line with publicly traded peers x Potentially increases enterprise value and grows the portfolio with additional medical office and seniors housing properties x Results in significant cash savings for the Company x Cash savings and debt proceeds can be used to acquire additional properties comprised of medical office and seniors housing properties x Enhances ability for HTI to execute on its investment strategy x Expected to increase cash NOI, with corresponding increases in MFFO and EBITDA x Aligns the Company’s capital structure and distribution policy with publicly traded peers (1) Based on $ 25.00 public offering price . Amended distribution per share results in a yield of 6.5% based on the NAV per share as of 12/31/2015 of $22.27.

In line with the HTI’s business plan, the Board of Directors’ update on the share repurchase program and amended distribution policy are expected to generate meaningful cash savings that will enable to the company to: x Become more competitive by pursuing acquisitions and growing the portfolio to a size in line with other publicly traded healthcare REITs x Maintain a flexible balance sheet to secure additional financing that would boost portfolio leverage in line with other publicly traded healthcare REITs x Maintain a distribution yield on par with publicly traded peers x Improve earnings and distribution coverage x Better position the portfolio for a potential liquidity event 9 Conclusion